Exhibit 99.2

Financial Supplement
December 31, 2011

contact:	William Pollett, Treasurer	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.
telephone:	+1(441) 299 7576
email:	bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends on, or repurchases of, our common shares or preferred shares to differ include, but are not necessarily limited to: market conditions affecting the prices of our common shares or preferred shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute our business plans or the business plans of our subsidiaries effectively; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Insurance and Reinsurance Premiums Written by Line of Business

5	Net Insurance and Reinsurance Premiums Earned by Line of Business

6	Natural Catastrophe Risk Management

7	Rollforward of Loss Reserves

8	Losses and Loss Ratios by Line of Business

9	Consolidated Investment Portfolio

10	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

11	Consolidated Investment Detail - Corporate Bonds

12	Reinsurance Recoverable by Rating

13	Fully Converted Book Value Per Common Share

14	Income (Loss) Available to Common Shareholders Per Share

15	Non-GAAP Financial Measures

MONTPELIER RE HOLDINGS LTD.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three months ended			Year ended
	December 31			December 31
	2011	2010	% change	2011	2010	% change

Selected financial highlights
Gross insurance and reinsurance premiums written	$91.7	$102.3	-10%	$725.5	$720.0	1%
Net insurance and reinsurance premiums written	81.6	91.2	-11%	624.0	668.8	-7%
Net insurance and reinsurance premiums earned	148.3	162.2	-9%	622.7	625.4	0%
Net investment income	17.1	16.5	4%	68.7	74.0	-7%
Underwriting income (loss)	(25.1)	42.1	n/m	(193.4)	112.3	n/m
Operating income (loss) available to common shareholders (1)	(16.2)	53.9	n/m	(154.4)	164.0	n/m
Net income (loss) available to common shareholders	25.0	42.2	-41%	(124.3)	212.0	n/m
Comprehensive income (loss)	28.5	41.8	-32%	(113.1)	208.7	n/m
Total assets				3,499.5	3,219.4	9%
Common shareholders’ equity				1,399.3	1,628.8	-14%
Total shareholders’ equity				1,549.3	1,628.8	-5%

Amounts per common share
Operating income (loss) available to common shareholders (2)	$(0.27)	$0.81		$(2.50)	$2.30
Net income (loss) available to common shareholders (2)	0.40	0.63		(2.01)	2.97
Fully converted book value (3)				22.71	24.61
Fully converted tangible book value (3)				22.71	24.53

Financial ratios
Loss and loss adjustment expense ratio:
Current year	93.4%	53.7%		112.6%	65.8%
Prior year	-12.1%	-15.1%		-14.3%	-17.5%
Loss and loss adjustment expense ratio	81.3%	38.6%		98.3%	48.3%
Acquisition costs ratio	18.7%	17.3%		16.9%	15.8%
General and administrative expense ratio	16.9%	18.2%		15.9%	17.9%
Combined ratio	116.9%	74.1%		131.1%	82.0%

Operating income (loss) / Average common shareholders’ equity	-1.2%	3.3%		-10.5%	10.0%

Change in FCBVPCS adjusted for dividends (4)	2.5%	4.0%		-6.1%	18.1%

(1) Excludes net investment and foreign exchange gains and losses and gain on sale of Montpelier U.S. Insurance Company (MUSIC).

(2) See Page 14 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

(3) See Page 13 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

(4) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account dividends declared on common shares during the period. See page 15 for information regarding our use of Non-GAAP Financial Measures.

n/m - not meaningful

MONTPELIER RE HOLDINGS LTD.
Summary Consolidated Balance Sheets (unaudited)
in millions, except per share amounts

	December 31	September 30	June 30	March 31	December 31
	2011	2011	2011	2011	2010

ASSETS
Investments, cash and cash equivalents	$3,057.4	$3,019.6	$2,950.4	$2,812.3	$2,791.7
Insurance and reinsurance premiums receivable	213.4	284.2	325.0	280.1	201.6
Deferred insurance and reinsurance acquisition costs	50.9	55.2	56.2	52.4	45.0
Reinsurance recoverable on paid and unpaid losses	85.4	81.9	76.8	71.2	75.3
Unearned reinsurance premiums ceded	22.0	47.6	37.9	35.1	22.9
Other assets	70.4	51.0	57.6	120.1	82.9

Total Assets	$3,499.5	$3,539.5	$3,503.9	$3,371.2	$3,219.4

LIABILITIES
Loss and loss adjustment expense reserves	$1,077.1	$1,056.6	$1,031.1	$990.9	$784.6
Unearned insurance and reinsurance premiums	265.9	356.8	384.5	340.0	264.0
Debt	327.8	327.8	327.8	327.8	327.7
Liability for investment securities sold short	136.3	91.4	—	22.6	25.4
Other liabilities	143.1	156.5	140.3	217.8	188.9

Total Liabilities	1,950.2	1,989.1	1,883.7	1,899.1	1,590.6

SHAREHOLDERS’ EQUITY
Preferred shareholders’ equity	150.0	150.0	150.0	—	—
Common shareholders’ equity	1,399.3	1,400.4	1,470.2	1,472.1	1,628.8

Total Shareholders’ Equity	1,549.3	1,550.4	1,620.2	1,472.1	1,628.8

Total Liabilities and Shareholders’ Equity	$3,499.5	$3,539.5	$3,503.9	$3,371.2	$3,219.4

Fully converted book value per common share (1)	$22.71	$22.26	$23.36	$23.10	$24.61
Fully converted tangible book value per common share (1)	$22.71	$22.18	$23.29	$23.03	$24.53

(1) See Page 13 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.
Summary Consolidated Income Statements (unaudited)
$ in millions, except per share amounts

						Year	Year
	Q4-11	Q3-11	Q2-11	Q1-11	Q4-10	2011	2010

Underwriting revenues
Gross insurance and reinsurance premiums written	$91.7	$162.5	$217.2	$254.1	$102.3	$725.5	$720.0
Reinsurance premiums ceded	(10.1)	(40.9)	(22.9)	(27.6)	(11.1)	(101.5)	(51.2)
Net insurance and reinsurance premiums written	81.6	121.6	194.3	226.5	91.2	624.0	668.8

Gross insurance and reinsurance premiums earned	179.2	187.2	172.5	182.2	176.7	721.1	668.0
Earned reinsurance premiums ceded	(30.9)	(31.3)	(20.1)	(16.1)	(14.5)	(98.4)	(42.6)
Net insurance and reinsurance premiums earned	148.3	155.9	152.4	166.1	162.2	622.7	625.4

Underwriting expenses
Loss and loss adjustment expenses - current year	(138.6)	(156.7)	(124.1)	(282.0)	(87.0)	(701.4)	(411.6)
Loss and loss adjustment expenses - prior year	18.0	18.0	19.7	33.6	24.5	89.3	109.3
Insurance and reinsurance acquisition costs	(27.7)	(26.7)	(26.3)	(24.7)	(28.1)	(105.4)	(98.7)
Operating expenses	(22.1)	(21.2)	(22.9)	(22.1)	(21.9)	(88.3)	(83.4)
Incentive compensation expenses	(3.0)	(2.8)	(2.6)	(1.9)	(7.6)	(10.3)	(28.7)

Underwriting income (loss)	(25.1)	(33.5)	(3.8)	(131.0)	42.1	(193.4)	112.3

Net investment income	17.1	17.0	17.1	17.5	16.5	68.7	74.0
Other revenue	0.2	0.2	0.1	—	0.5	0.5	0.8
Interest and other financing expenses	(4.9)	(4.9)	(4.9)	(5.9)	(6.0)	(20.6)	(24.6)
Net realized and unrealized investment gains (losses)	31.5	(31.3)	9.4	16.6	(16.2)	26.2	50.6
Net foreign exchange gains (losses)	(1.4)	(4.1)	2.3	(2.0)	5.0	(5.2)	2.3
Net income (expense) from derivative instruments	(0.1)	(6.3)	3.9	(0.6)	(0.5)	(3.1)	(4.7)
Gain on sale of MUSIC	11.1	—	—	—	—	11.1	—
Income tax benefit (expense)	—	—	(0.5)	1.1	0.8	0.6	1.3

Net income (loss)	28.4	(62.9)	23.6	(104.3)	42.2	(115.2)	212.0
Dividends declared on non-cumulative preferred shares	(3.4)	(3.3)	(2.4)	—	—	(9.1)	—

Net income (loss) available to common shareholders	$25.0	$(66.2)	$21.2	$(104.3)	$42.2	$(124.3)	$212.0

Net income (loss)	$28.4	$(62.9)	$23.6	$(104.3)	$42.2	$(115.2)	$212.0

Other comprehensive income (loss) items	0.1	0.6	0.9	0.5	(0.4)	2.1	(3.3)

Comprehensive income (loss)	$28.5	$(62.3)	$24.5	$(103.8)	$41.8	$(113.1)	$208.7

Net income (loss) available to common shareholders	$25.0	$(66.2)	$21.2	$(104.3)	$42.2	$(124.3)	$212.0
Add (subtract):
Net realized and unrealized investment (gains) losses	(31.5)	31.3	(9.4)	(16.6)	16.2	(26.2)	(50.6)
Net (gains) losses from investment-related derivative instruments	2.7	5.7	(0.2)	0.8	0.5	9.0	6.9
Net foreign exchange (gains) losses	1.4	4.1	(2.3)	2.0	(5.0)	5.2	(2.3)
Net (gains) losses from foreign exchange-related derivative instruments	(2.7)	0.2	(4.1)	(0.4)	—	(7.0)	(2.0)
Gain on sale of MUSIC	(11.1)	—	—	—	—	(11.1)	—

Operating income (loss) available to common shareholders	$(16.2)	$(24.9)	$5.2	$(118.5)	$53.9	$(154.4)	$164.0

Loss and loss adjustment expense ratio:
Current year	93.4%	100.5%	81.5%	169.7%	53.7%	112.6%	65.8%
Prior year	-12.1%	-11.5%	-12.9%	-20.2%	-15.1%	-14.3%	-17.5%
Loss and loss adjustment expense ratio	81.3%	89.0%	68.6%	149.5%	38.6%	98.3%	48.3%
Acquisition costs ratio	18.7%	17.1%	17.3%	14.8%	17.3%	16.9%	15.8%
Operating expenses	14.9%	13.6%	15.0%	13.3%	13.5%	14.2%	13.3%
Incentive compensation expenses	2.0%	1.8%	1.7%	1.2%	4.7%	1.7%	4.6%
Combined ratio	116.9%	121.5%	102.6%	178.8%	74.1%	131.1%	82.0%

Operating income (loss) available to common shareholders per share (1)	$(0.27)	$(0.40)	$0.08	$(1.90)	$0.81	$(2.50)	$2.30
Net income (loss) available to common shareholders per share (1)	$0.40	$(1.07)	$0.33	$(1.67)	$0.63	$(2.01)	$2.97
Operating income (loss) / Average common shareholders’ equity	-1.2%	-1.7%	0.4%	-7.6%	3.3%	-10.5%	10.0%

(1) See Page 14 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.
Net Premiums Written by Line of Business
(unaudited)
in millions

						Year	Year
Net Insurance and Reinsurance Premiums Written	Q4-11	Q3-11	Q2-11	Q1-11	Q4-10	2011	2010

Bermuda
Property Catastrophe - Treaty Reinsurance	$4.3	$33.3	$96.7	$93.0	$7.9	$227.3	$248.4
Property Specialty - Treaty Reinsurance	7.6	5.8	12.1	14.7	8.4	40.2	41.1
Other Specialty - Treaty Reinsurance	12.7	16.6	15.0	26.1	12.5	70.4	92.5
Property & Specialty Individual Risk	4.3	6.7	13.4	6.0	2.9	30.4	30.4
	$28.9	$62.4	$137.2	$139.8	$31.7	$368.3	$412.4

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$2.3	$0.4	$2.0	$26.0	$(0.2)	$30.7	$33.5
Property Specialty - Treaty Reinsurance	1.4	3.3	—	4.2	4.9	8.9	21.7
Other Specialty - Treaty Reinsurance	17.4	19.2	12.8	19.9	15.4	69.3	61.2
Property & Specialty Individual Risk	16.1	24.6	28.8	25.5	25.4	95.0	93.4
	$37.2	$47.5	$43.6	$75.6	$45.5	$203.9	$209.8

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	15.5	11.7	13.5	11.1	14.0	51.8	46.6
	$15.5	$11.7	$13.5	$11.1	$14.0	$51.8	$46.6

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$(0.2)	$—	$(8.7)	$—	$—	$(8.9)	$(9.4)
Property Specialty - Treaty Reinsurance	—	—	0.7	—	—	0.7	2.0
Other Specialty - Treaty Reinsurance	(0.2)	—	5.0	—	—	4.8	4.0
Property & Specialty Individual Risk	0.4	—	3.0	—	—	3.4	3.4
	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$6.4	$33.7	$90.0	$119.0	$7.7	$249.1	$272.5
Property Specialty - Treaty Reinsurance	9.0	9.1	12.8	18.9	13.3	49.8	64.8
Other Specialty - Treaty Reinsurance	29.9	35.8	32.8	46.0	27.9	144.5	157.7
Property & Specialty Individual Risk	36.3	43.0	58.7	42.6	42.3	180.6	173.8
	$81.6	$121.6	$194.3	$226.5	$91.2	$624.0	$668.8

Reinstatements included in NWP	$5.0	$4.5	$4.3	$16.6	$0.9	$30.4	$17.5

Consolidated 12 Mo. Rolling NWP	$624.0	$633.6	$631.7	$633.4	$668.8

MONTPELIER RE HOLDINGS LTD.
Net Premiums Earned by Line of Business
(unaudited)
in millions

						Year	Year
Net Insurance and Reinsurance Premiums Earned	Q4-11	Q3-11	Q2-11	Q1-11	Q4-10	2011	2010

Bermuda
Property Catastrophe - Treaty Reinsurance	$48.1	$58.4	$54.4	$59.7	$61.3	$220.6	$258.2
Property Specialty - Treaty Reinsurance	12.3	9.6	13.0	13.4	12.8	48.3	47.6
Other Specialty - Treaty Reinsurance	21.4	20.4	17.0	19.7	18.8	78.5	75.0
Property & Specialty Individual Risk	7.1	7.9	8.1	7.5	6.7	30.6	33.1
	$88.9	$96.3	$92.5	$100.3	$99.6	$378.0	$413.9

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$7.4	$4.8	$5.7	$13.0	$7.0	$30.9	$33.5
Property Specialty - Treaty Reinsurance	2.2	1.7	1.6	3.2	5.9	8.7	22.3
Other Specialty - Treaty Reinsurance	16.9	16.1	13.1	14.7	14.0	60.8	47.3
Property & Specialty Individual Risk	20.1	24.4	26.6	23.0	24.4	94.1	71.9
	$46.6	$47.0	$47.0	$53.9	$51.3	$194.5	$175.0

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	12.8	12.6	12.9	11.9	11.3	50.2	36.5
	$12.8	$12.6	$12.9	$11.9	$11.3	$50.2	$36.5

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$(2.1)	$(1.8)	$(2.8)	$(2.4)	$(2.4)	$(9.1)	$(8.2)
Property Specialty - Treaty Reinsurance	0.2	0.3	0.2	0.6	0.4	1.3	1.7
Other Specialty - Treaty Reinsurance	0.9	0.9	1.9	1.0	1.2	4.7	3.9
Property & Specialty Individual Risk	1.0	0.6	0.7	0.8	0.8	3.1	2.6
	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$53.4	$61.4	$57.3	$70.3	$65.9	$242.4	$283.5
Property Specialty - Treaty Reinsurance	14.7	11.6	14.8	17.2	19.1	58.3	71.6
Other Specialty - Treaty Reinsurance	39.2	37.4	32.0	35.4	34.0	144.0	126.2
Property & Specialty Individual Risk	41.0	45.5	48.3	43.2	43.2	178.0	144.1
	$148.3	$155.9	$152.4	$166.1	$162.2	$622.7	$625.4

Reinstatements included in NPE	$5.0	$4.5	$4.3	$16.6	$0.9	$30.4	$17.5

Consolidated 12 Mo. Rolling NPE	$622.7	$636.6	$637.1	$633.0	$625.4

MONTPELIER RE HOLDINGS LTD.
Natural Catastrophe Risk Management(1)
$ in millions

Exposure Management

Net Reinsurance Treaty Limits by Zone (as of January 1, 2012)

		% of December 31, 2011
	Treaty Limits	Shareholders’ Equity
U.S. Hurricane:

Mid-Atlantic hurricane	$489	32%
Northeast hurricane	366	24%
Gulf hurricane	303	20%
Florida hurricane	302	19%
Hawaii hurricane	173	11%

U.S. Earthquake:

New Madrid earthquake	$541	35%
California earthquake	369	24%
Northwest earthquake	360	23%

European Windstorm:

Western European windstorm	$329	21%
UK & Ireland windstorm	303	20%
Scandinavia windstorm	111	7%

Other Countries:

Japan earthquake	$295	19%
Canada earthquake	233	15%
Australia earthquake	177	11%
Australia cyclone	171	11%
Turkey earthquake	162	10%
New Zealand earthquake	161	10%
Japan windstorm	156	10%
Chile earthquake	112	7%

Single Event Losses

Net Impact From Single Event Losses by Return Period (as of January 1, 2012)(2)

			% of December 31, 2011
	Net Impact		Shareholders’ Equity
	100-year	250-year	100-year	250-year

U.S. Hurricane	$247	$302	16%	19%
U.S. Earthquake	197	252	13%	16%
European Windstorm	166	190	11%	12%

(1) This disclosure should be read in conjunction with the text contained in Exhibit 99.3 to the Company’s Form 8-K dated February 9, 2012, as filed with the Securities and Exchange Commission.

(2) A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”) meaning there is a 1.0% chance in any given year that this level will be exceeded.  A “250-year” return period can also be referred to as the 0.4% OEP meaning there is a 0.4% chance in any given year that this level will be exceeded.

MONTPELIER RE HOLDINGS LTD.
Rollforward of Loss Reserves (unaudited)
in millions

	Three months ended December 31, 2011			Three months ended December 31, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$1,056.6	$74.7	$981.9	$781.4	$70.4	$711.0

Losses incurred:
Current year	155.9	17.3	138.6	90.6	3.6	87.0
Prior years	(21.2)	(3.2)	(18.0)	(15.5)	9.0	(24.5)
Total losses incurred	134.7	14.1	120.6	75.1	12.6	62.5

Net impact of foreign currency movements	(0.1)	0.2	(0.3)	(3.3)	—	(3.3)

Losses paid and approved for payment:
Current year	(58.9)	(3.6)	(55.3)	(32.9)	(5.5)	(27.4)
Prior years	(34.9)	(2.2)	(32.7)	(35.7)	(15.1)	(20.6)
Total paid losses	(93.8)	(5.8)	(88.0)	(68.6)	(20.6)	(48.0)

Net unpaid losses sold - MUSIC	(20.3)	(5.5)	(14.8)	—	—	—

Reserve for unpaid losses, end of period	$1,077.1	$77.7	$999.4	$784.6	$62.4	$722.2

	Year ended December 31, 2011			Year ended December 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$784.6	$62.4	$722.2	$680.8	$69.6	$611.2

Losses incurred:
Current year	745.1	43.7	701.4	427.9	16.3	411.6
Prior years	(92.4)	(3.1)	(89.3)	(101.6)	7.7	(109.3)
Total losses incurred	652.7	40.6	612.1	326.3	24.0	302.3

Net impact of foreign currency movements	(1.7)	0.3	(2.0)	(2.0)	—	(2.0)

Losses paid and approved for payment:
Current year	(151.9)	(9.3)	(142.6)	(81.0)	(7.5)	(73.5)
Prior years	(186.3)	(10.8)	(175.5)	(139.5)	(23.7)	(115.8)
Total paid losses	(338.2)	(20.1)	(318.1)	(220.5)	(31.2)	(189.3)

Net unpaid losses sold - MUSIC	(20.3)	(5.5)	(14.8)	—	—	—

Reserve for unpaid losses, end of period	$1,077.1	$77.7	$999.4	$784.6	$62.4	$722.2

MONTPELIER RE HOLDINGS LTD.
Consolidated Losses and Loss Ratios
(unaudited)
$ in millions

						Year	Year
	Q4-11	Q3-11	Q2-11	Q1-11	Q4-10	2011	2010
Property Catastrophe - Treaty

Net reserves: start	$373.8	$375.3	$370.6	$200.5	$207.6	$200.5	$155.8
Change in prior AY	(1.7)	(10.3)	—	(5.2)	(6.9)	(17.2)	(18.0)
Losses paid and approved for payment	(56.8)	(74.7)	(18.8)	(25.6)	(28.3)	(175.9)	(92.7)
Current yr. incurred losses	47.6	83.5	23.5	200.9	28.1	355.5	155.4
Net reserves sold - MUSIC
Net reserves: end	$362.9	$373.8	$375.3	$370.6	$200.5	$362.9	$200.5

Net earned premium	$53.4	$61.4	$57.3	$70.3	$65.9	$242.4	$283.5
Net loss ratio	86.0%	119.2%	41.0%	278.4%	32.2%	139.6%	48.5%
Net loss ratio excl. prior AY adjusts.	89.2%	136.0%	41.0%	285.8%	42.7%	146.7%	54.8%
Net loss ratio - prior AY adjusts.	-3.2%	-16.8%	0.0%	-7.4%	-10.5%	-7.1%	-6.3%

IBNR	$152.4	$187.6	$219.1	$266.4	$84.4
IBNR as a % of net reserves	42%	50%	58%	72%	42%

Property Specialty - Treaty

Net reserves: start	$144.7	$149.4	$146.5	$139.1	$136.6	$139.1	$140.8
Change in prior AY	(5.5)	(3.0)	(5.4)	(9.7)	(3.7)	(23.6)	(26.6)
Losses paid and approved for payment	(10.9)	(10.4)	(11.5)	(10.0)	(6.8)	(42.8)	(39.1)
Current yr. incurred losses	18.1	8.7	19.8	27.1	13.0	73.7	64.0
Net reserves sold - MUSIC
Net reserves: end	$146.4	$144.7	$149.4	$146.5	$139.1	$146.4	$139.1

Net earned premium	$14.7	$11.6	$14.8	$17.2	$19.1	$58.3	$71.6
Net loss ratio	85.7%	49.1%	97.3%	101.2%	48.7%	85.9%	52.2%
Net loss ratio excl. prior AY adjusts.	123.1%	75.0%	133.8%	157.6%	68.1%	126.4%	89.4%
Net loss ratio - prior AY adjusts.	-37.4%	-25.9%	-36.5%	-56.4%	-19.4%	-40.5%	-37.2%

IBNR	$78.6	$76.6	$86.8	$99.2	$88.2
IBNR as a % of net reserves	54%	53%	58%	68%	63%

Other Specialty - Treaty

Net reserves: start	$259.7	$242.0	$251.9	$246.7	$242.0	$246.7	$217.3
Change in prior AY	(8.6)	(3.1)	(6.4)	(7.0)	(9.0)	(25.1)	(36.7)
Losses paid and approved for payment	(10.2)	(5.5)	(21.8)	(7.7)	(4.1)	(45.2)	(34.2)
Current yr. incurred losses	27.7	26.3	18.3	19.9	17.8	92.2	100.3
Net reserves sold - MUSIC
Net reserves: end	$268.6	$259.7	$242.0	$251.9	$246.7	$268.6	$246.7

Net earned premium	$39.2	$37.4	$32.0	$35.4	$34.0	$144.0	126.2
Net loss ratio	48.7%	62.0%	37.2%	36.4%	25.9%	46.6%	50.4%
Net loss ratio excl. prior AY adjusts.	70.6%	70.3%	57.2%	56.2%	52.4%	64.0%	79.5%
Net loss ratio - prior AY adjusts.	-21.9%	-8.3%	-20.0%	-19.8%	-26.5%	-17.4%	-29.1%

IBNR	$201.8	$198.8	$183.6	$193.3	$191.5
IBNR as a % of net reserves	75%	77%	76%	77%	78%

Property and Specialty Individual Risk

Net reserves: start	$207.9	$188.1	$149.6	$138.4	$124.0	$138.4	$97.8
Change in prior AY	(2.2)	(1.6)	(7.9)	(11.7)	(4.9)	(23.4)	(28.0)
Losses paid and approved for payment	(10.1)	(16.8)	(16.1)	(11.2)	(8.8)	(54.2)	(23.3)
Current yr. incurred losses	45.2	38.2	62.5	34.1	28.1	180.0	91.9
Net reserves sold - MUSIC	(14.8)	—	—	—	—	(14.8)	—
Net reserves: end	$226.0	$207.9	$188.1	$149.6	$138.4	$226.0	$138.4

Net earned premium	$41.0	$45.5	$48.3	$43.2	$43.2	$178.0	144.1
Net loss ratio	104.9%	80.4%	113.0%	51.9%	53.7%	88.0%	44.3%
Net loss ratio excl. prior AY adjusts.	110.3%	83.9%	129.4%	79.0%	65.0%	101.1%	63.7%
Net loss ratio - prior AY adjusts.	-5.4%	-3.5%	-16.4%	-27.1%	-11.3%	-13.1%	-19.4%

IBNR	$124.8	$120.5	$105.6	$97.5	$90.4
IBNR as a % of net reserves	55%	58%	56%	65%	65%

TOTAL

Net reserves: start	$981.9	$957.3	$922.2	$722.2	$711.0	$722.2	$611.2
Change in prior AY	(18.0)	(18.0)	(19.7)	(33.6)	(24.5)	(89.3)	(109.3)
Losses paid and approved for payment	(88.0)	(107.4)	(68.2)	(54.5)	(48.0)	(318.1)	(189.3)
Current yr. incurred losses	138.6	156.7	124.1	282.0	87.0	701.4	411.6
Net reserves sold - MUSIC	(14.8)	—	—	—	—	(14.8)	—
Net impact of foreign currency	(0.3)	(6.7)	(1.1)	6.1	(3.3)	(2.0)	(2.0)
Net reserves: end	$999.4	$981.9	$957.3	$922.2	$722.2	$999.4	$722.2

Net earned premium	$148.3	$155.9	$152.4	$166.1	$162.2	$622.7	$625.4
Net loss ratio	81.3%	89.0%	68.5%	149.5%	38.6%	98.3%	48.3%
Net loss ratio excl. prior AY adjusts.	93.4%	100.5%	81.4%	169.7%	53.7%	112.6%	65.8%
Net loss ratio - prior AY adjusts.	-12.1%	-11.5%	-12.9%	-20.2%	-15.1%	-14.3%	-17.5%

IBNR	$557.6	$583.5	$595.1	$656.4	$454.5
IBNR as a % of net reserves	56%	59%	62%	71%	63%

MONTPELIER RE HOLDINGS LTD.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2011				September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Amortized	Unrealized	Fair		Fair		Fair		Fair		Fair
	Cost	Gain	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:

Fixed maturities	$2,359.1	$31.1	$2,390.2	79%	$2,309.2	76%	$2,335.6	79%	$2,270.8	81%	$2,289.3	82%
Equity securities	79.3	16.8	96.1	3%	106.2	4%	109.6	4%	122.8	4%	152.9	5%
Other investments	100.0	2.4	102.4	3%	72.3	2%	74.7	3%	85.7	3%	90.1	3%
Cash equivalents	34.8	—	34.8	1%	84.0	3%	181.7	6%	82.2	3%	71.7	3%
Cash and restricted cash	433.9	—	433.9	14%	447.9	15%	248.8	8%	250.8	9%	187.7	7%
Total investments and cash (1)	$3,007.1	$50.3	$3,057.4	100%	$3,019.6	100%	$2,950.4	100%	2,812.3	100%	$2,791.7	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (2)	$878.9	$18.0	$896.9	37%	$940.2	40%	$1,032.2	44%	$917.1	40%	$805.8	35%
Government & government-sponsored entities	534.8	7.7	542.5	23%	437.0	19%	517.9	22%	567.6	25%	712.8	31%
Corporate bonds (3)	887.1	(0.9)	886.2	37%	867.0	38%	727.1	31%	723.5	32%	711.0	31%
Municipal bonds	58.3	6.3	64.6	3%	65.0	3%	58.4	3%	62.6	3%	59.7	3%
Total fixed maturities	$2,359.1	$31.1	$2,390.2	100%	$2,309.2	100%	$2,335.6	100%	2,270.8	100%	$2,289.3	100%

Other investments:

Limited partnership interests and private investment funds	$89.0	$0.2	$89.2	87%	$64.6	90%	$63.5	85%	$72.5	85%	$76.0	84%
Catastrophe bonds	10.0	0.2	10.2	10%	10.4	14%	10.5	14%	10.6	12%	10.6	12%
Derivative instruments	1.0	2.0	3.0	3%	(2.7)	-4%	0.7	1%	2.6	3%	3.5	4%
Total other investments	$100.0	$2.4	$102.4	100%	$72.3	100%	$74.7	100%	$85.7	100%	$90.1	100%

Total investment return:

Net investment income			$17.1		$17.0		$17.1		$17.5		$16.5
Net income from investment-related derivative instruments			(0.2)		(0.4)		—		0.1		0.1
Net realized investment gains (losses)			9.1		13.3		5.1		7.1		(2.4)
Net unrealized investment gains (losses)			22.4		(44.6)		4.3		9.5		(13.8)
Net gains (losses) from investment-related derivative instruments			(2.7)		(5.7)		0.2		(0.8)		(0.5)
Net investment FX gains (losses) from investments			1.3		(2.9)		0.7		0.2		2.2
Net gains (losses) from non-investment FX hedging activities			3.0		(3.7)		4.4		1.9		(0.6)
Total investment return			$50.0		$(27.0)		$31.8		$35.5		$1.5

Total quarterly return on average fair value %(4)			1.6%		-0.8%		1.0%		1.2%		0.0%

Average market yield to worst of fixed maturities and cash equivalents			3.2%		3.7%		3.2%		3.4%		3.1%
Average duration of fixed maturities, cash and cash equivalents			2.5 years		2.6 years		2.4 years		2.7 years		3.1 years
Average credit quality of fixed maturities and cash equivalents			AA-		AA-		AA+		AA		AA
Average duration of fixed maturities			3.0 years		2.9 years		2.8 years		3.1 years		3.4 years

(1)

We also hold various short investment positions which are reported within “Other Liabilities” on our Balance Sheet. Some of these short positions fully or partially offset some of the long investment positions presented above.

(2)	See Page 10 for additional detail regarding our investments in mortgage-backed and asset-backed securities.
(3)	Corporate bonds includes bank loans. See page 11 for additional details.
(4)

Excludes net gains (losses) from non-investment FX hedging activities which are undertaken solely to hedge our insurance balances that are exposed to FX movements. These fx forwards are presented within our other investments.

MONTPELIER RE HOLDINGS LTD.
Consolidated Investment Detail
Mortgage-Backed and Asset-Backed Securities
(unaudited)
$ in millions

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
At December 31, 2011	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped

Mortgage-backed and asset-backed securities

Residential-Mortgage Backed:

GNMA	$39.0	$42.2	$3.2	AA
FNMA	184.6	188.7	4.1	AA
Freddie Mac	218.5	224.4	5.9	AA
Total Residential Mortgage-Backed	$442.1	$455.3	$13.2	AA	2.9	4.0	$—	$—	$—

Collateralized Residential Mortgage Obligations:

GNMA	$45.6	$46.5	$0.9	AA
FNMA	19.5	19.3	(0.2)	AA
Freddie Mac	14.2	14.6	0.4	AA
Nat’l Credit Union Admin	0.3	0.3	—	AA
Total agency CMOS	79.6	80.7	1.1

Non-agency CMOS	9.3	9.2	(0.1)	AAA				$2.4
Non-agency CMOS	3.9	3.9	—	A
Non-agency CMOS	0.7	0.7	—	BBB
Non-agency CMOS	4.0	3.9	(0.1)	BB
Non-agency CMOS	3.0	2.9	(0.1)	B				0.1
Non-agency CMOS	3.6	3.4	(0.2)	CCC				1.7
Non-agency CMOS	2.5	2.3	(0.2)	C
Non-agency CMOS	0.5	0.5	—	D				0.5
Total Non-agency CMOS	27.5	26.8	(0.7)
Total Collateralized Residential Mortgage Obligations	$107.1	$107.5	$0.4	AA	1.9	2.9	$—	$4.7	$—

Asset-Backed Securities:

Credit card	$54.2	$54.8	$0.6	AAA
Credit card	9.4	9.4	—	A
Auto	67.8	68.2	0.4	AAA
Auto	5.7	5.7	—	AA
Auto	4.5	4.7	0.2	A
Auto	0.3	0.3	—	BBB
Home Equity	3.5	3.5	—	AAA			$3.5
Home Equity	2.2	2.3	0.1	A			2.3
Home Equity	4.2	4.1	(0.1)	BB			4.1
Home Equity	0.1	0.1	—	B			0.1
Home Equity	0.4	0.4	—	CCC			0.4
Home Equity	—	—	—	CC			0.0
Home Equity	0.8	1.0	0.2	C			1.0
Home Equity	0.0	0.3	0.3	D			0.3
Equipment	5.6	5.6	—	AAA
Equipment	0.5	0.5	—	AA
Commercial Mortgage Backed Securities	107.8	110.3	2.5	AAA
Commercial Mortgage Backed Securities	19.3	19.2	(0.1)	AA
Commercial Mortgage Backed Securities	9.8	10.1	0.3	A
Commercial Mortgage Backed Securities	1.2	1.2	—	BBB
Commercial Mortgage Backed Securities	1.2	1.2	—	NR
Miscellaneous	9.2	9.2	—	AAA
Miscellaneous	3.7	3.6	(0.1)	AA
Miscellaneous	14.8	14.9	0.1	A					$0.2
Miscellaneous	3.2	3.3	0.1	BBB					2.3
Total Asset-Backed Securities	$329.7	$334.1	$4.4	AA	2.4	3.4	$11.5	$—	$2.5

Total Mortgage-Backed and Asset-Backed Securities	$878.9	$896.9	$18.0				$11.5	$4.7	$2.5

(1) We estimate that our insurance wrapped investments at 12/31/11 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.
Consolidated Investment Detail - Corporate Bonds
(unaudited)
$ in millions

At December 31, 2011

Corporate Bonds - Quality: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$48.3	$48.3	$—	2.8
AA	80.3	81.6	1.3	2.3
A	294.4	297.5	3.1	3.4
BBB	187.3	186.8	(0.5)	4.7
Below BBB	264.5	260.1	(4.4)	3.2
Not Rated	12.3	12.0	(0.3)	1.8
Total Corporate Bonds	$887.1	$886.2	$(0.9)	3.5

Corporate Bonds - By Sector: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

Industrial	$435.8	$445.2	$9.4	3.7
Financial	317.4	309.0	(8.4)	3.3
Utility	22.8	22.9	0.1	4.0
All Others	111.1	109.1	(2.0)	2.7
Total	$887.1	$886.2	$(0.9)	3.5

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair		Total Corp.
	Cost	Value	Gain	Bonds

Bank of America Corp	23.7	22.5	(1.2)	2.5%
General Electric	$21.3	$22.2	$0.9	2.5%
BP Capital	20.3	21.2	0.9	2.4%
Morgan Stanley	20.3	19.5	(0.8)	2.2%
Citigroup Inc	17.6	17.3	(0.3)	2.0%
JP Morgan Chase	16.6	16.9	0.3	1.9%
BA Covered Bond issuer	16.0	16.2	0.2	1.8%
American International Group	14.8	14.7	(0.1)	1.7%
Goldman Sachs Group	13.7	13.2	(0.5)	1.5%
Wal-Mart Stores Inc	12.5	12.8	0.3	1.4%
Total	$176.8	$176.5	$(0.3)	19.9%

(1)

We also have various short positions in Corporate Bonds which are reported within “Other Liabilities” on our Balance Sheet. Some of these short positions fully or partially offset some of the long positions presented above.

MONTPELIER RE HOLDINGS LTD.
Reinsurance Recoverable by Rating (unaudited)
$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	December 31		September 30		June 30		March 31		December 31
	2011		2011		2011		2011		2010
Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	3.2	42	1.7	24	0.7	23	0.2	8	5.9	46
A	4.4	57	4.6	63	0.9	30	0.3	12	6.9	53
A-	0.1	1	0.5	7	0.2	7	0.1	4	0.1	1
Unrated (1)	—	—	0.4	6	1.2	40	1.9	76	—	—

	$7.7	100%	$7.2	100%	$3.0	100%	$2.5	100%	$12.9	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	23.6	30	21.2	28	21.4	29	17.3	25	17.9	29
A	27.5	35	28.8	39	24.8	34	19.9	29	21.0	34
A-	2.8	4	3.4	5	5.5	7	4.7	7	3.8	6
Unrated (1)	23.8	31	21.3	28	22.1	30	26.8	39	19.7	31

	$77.7	100%	$74.7	100%	$73.8	100%	$68.7	100%	$62.4	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	26.8	31	22.9	28	22.1	29	17.5	25	23.8	32
A	31.9	38	33.4	41	25.7	33	20.2	28	27.9	37
A-	2.9	3	3.9	5	5.7	7	4.8	7	3.9	5
Unrated (1)	23.8	28	21.7	26	23.3	30	28.7	40	19.7	26

	$85.4	100%	$81.9	100%	$76.8	99%	$71.2	100%	$75.3	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is financially sound but has entered run-off.

MONTPELIER RE HOLDINGS LTD.
Fully Converted Book Value Per Common Share (unaudited)
$ in millions, except per share amounts

	December 31	September 30	June 30	March 31	December 31
	2011	2011	2011	2011	2010

Numerator

Book value and fully converted book value per common share numerator (common shareholders’ equity)	$1,399.3	$1,400.4	$1,470.2	$1,472.1	$1,628.8

Intangible asset	—	(4.8)	(4.8)	(4.8)	(4.8)

Fully converted tangible book value per common share numerator	$1,399.3	$1,395.6	$1,465.4	$1,467.3	$1,624.0

Denominator (in shares)

Book value per share common denominator (ending common shares)	60,864,174	61,584,974	61,581,768	62,347,071	64,557,204

Common share obligations under benefit plans	761,279	1,336,222	1,345,072	1,377,922	1,637,580

Fully converted book value per common share and fully converted tangible book value per common share denominator	61,625,453	62,921,196	62,926,840	63,724,993	66,194,784

Book value per common share	$22.99	$22.74	$23.87	$23.61	$25.23
Fully converted book value per common share	$22.71	$22.26	$23.36	$23.10	$24.61
Fully converted tangible book value per common share	$22.71	$22.18	$23.29	$23.03	$24.53

Dividends declared per common share	$0.105	$0.10	$0.10	$0.10	$0.10
Change in FCBVPCS (1) Quarter	2.0%	-4.7%	1.1%	-6.1%	3.5%
Change in FCBVPCS adjusted for dividends (2) Quarter	2.5%	-4.3%	1.6%	-5.7%	4.0%
Change in FCBVPCS adjusted for dividends (2) YTD	-6.1%	-8.3%	-4.3%	-5.7%	18.1%
Change in FCBVPCS adjusted for dividends (2) Rolling 12 months	-6.1%	-4.7%	6.5%	10.0%	18.1%
Annualized change in FCBVPCS adjusted for dividends (2) Since inception	9.3%

(1) FCBVPCS = Fully converted book value per common share.  See Page 15 for information regarding our use of Non-GAAP Financial Measures.

(2) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account common share dividends declared for the period.  See page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.
Income (Loss) Available to Common Shareholders Per Share (unaudited)
$ in millions, except per share amounts

						Year	Year
	Q4-11	Q3-11	Q2-11	Q1-11	Q4-10	2011	2010

Numerator
Operating income (loss) available to common shareholders (1)	$(16.2)	$(24.9)	$5.2	$(118.5)	$53.9	$(154.4)	$164.0
Adjustment to operating income related to participating securities	—	—	(0.1)	—	(1.0)	—	(3.8)

Operating income (loss) available to common shareholders, as adjusted	$(16.2)	$(24.9)	$5.1	$(118.5)	$52.9	$(154.4)	$160.2

Net investment and foreign exchange gains and losses	30.1	(41.3)	16.0	14.2	(11.7)	19.0	48.0
Gain on sale of MUSIC	11.1	—	—	—	—	11.1	—
Adjustment to net income related to participating securities	(0.3)	—	(0.3)	—	—	—	(1.1)

Net income (loss) available to common shareholders, as adjusted	$24.7	$(66.2)	$20.8	$(104.3)	$41.2	$(124.3)	$207.1

Denominator
Average common shares outstanding	61,018,441	61,582,837	61,953,603	62,499,458	65,477,694	61,763,585	69,743,173

Operating income (loss) available to common shareholders per share	$(0.27)	$(0.40)	$0.08	$(1.90)	$0.81	$(2.50)	$2.30
Net income (loss) available to common shareholders per share	$0.40	$(1.07)	$0.33	$(1.67)	$0.63	$(2.01)	$2.97

(1) Excludes net investment and foreign exchange gains and losses.  See Page 3 for the computation of our operating income (loss) available to common shareholders and page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.
Financial Measures Disclosures

Non-GAAP Financial Measures Disclosures

Within this report, we present “operating income (loss) available to common shareholders”, which is a “non-GAAP financial measure” as defined in Regulation G pursuant to Section 401 of the Sarbanes - Oxley Act of 2002. This measure represents our GAAP results for the periods presented without consideration of net realized and unrealized investment and foreign exchange gains and losses and certain non-recurring items.  A reconciliation of this measure to our most directly comparable GAAP financial measure, net income (loss) available to common shareholders, is included herein. We also present a measure referred to as “operating income (loss) available to common shareholders per share” which represents our “operating income (loss) available to common shareholders”, as adjusted for participating securities, divided by our weighted average common shares outstanding.

Within this report, we also present “book value per common share, fully converted book value per common share and fully converted tangible book value per common share”, each of which is a “non-GAAP financial measure” as defined in Regulation G.  The computations of these measures are included herein. We also present a measure referred to as “change in fully converted book value per common share” which represents the change in our “fully converted book value per common share”, taking into account dividends declared on our common shares during the period.

We believe that these non-GAAP measures are important to our investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry and we further believe these measures to be more relevant than comparable GAAP measures in evaluating our financial performance.